As filed with the Securities and Exchange Commission on March_____, 2000. Registration No. 333-3074
------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           AMENDMENT NO. 1 TO FORM 8-K
                             FILED DECEMBER 3, 1999

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 ------------------------------------------------------------------------------

       Date of Report (Date of earliest event reported) November 17, 1999

                                  NEXLAND, INC.
             (Exact Name of registrant as specified in its charter)

Arizona                           333-3074                          65-0782410
(State of other jurisdiction      (Commission File Number)         (IRS Employer Identification No.)
 of incorporation)

                            20801 Biscayne Boulevard
                             Aventura, Florida 33180
                    (address of principal executive offices)

                               Tel: (305) 937-3877
                         (Registrant's telephone number)

                            Windstar Resources, Inc.
          (Former name or former address, if change since last report)

Item 1.  Change in Control of Registrant.
         Not applicable

Item 2.  Acquisition or Disposition of Assets.
         Not applicable

Item 3.  Bankruptcy or Receivership.
         Not applicable

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable

Item 5.  Other Events.
         Not applicable

Item 6.  Resignation of Registrant's Directors.
         Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a) Financial Statements and Businesses Acquired - Not applicable

                    (b)  Pro Forma Financial Information

                    (c)  Exhibits - Financial Statements


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEXLAND, INC.

                                          By /s/ Gregory Scott Levine
                                             ---------------------------
                                                 Gregory Scott Levine, President

Dated:   March 9, 2000

         NEXLAND, INC.
         20801 Biscayne Boulevard
         Aventura, Florida 33180

                                  NEXLAND, INC.
                              Financial Statements

                              For the period ended
                              November 17, 1999 and
                           December 31, 1998 and 1997

                            WILLIAMS & WEBSTER, P.S.
                          Certified Public Accountants
                        Bank of America Financial Center
                          W. 601 Riverside, Suite 1940
                                Spokane, WA 99201
                                 (509) 838-5111

                                  Nexland, Inc.

                                TABLE OF CONTENTS

INDEPENDENT AUDITOR'S  REPORT                                        1

FINANCIAL STATEMENTS

         Balance Sheets                                              2

         Statements of Operations and Accumulated Deficit            3

         Statements of Stockholders' Equity                          4

         Statements of Cash Flows                                    5

NOTES TO FINANCIAL STATEMENTS                                        6

SUPPLEMENTAL INFORMATION                                             12

[GRAPHIC OMITTED]
Williams & Webster, PS.
Certified Public Accountants

                            Williams & Webster, P.S.
               Certified Public Accountants & Business Consultants
 Bank of America Financial Center + 601 W. Riverside, Suite 1940 + Spokane, WA 99201-0611 509-838-5111 Fax: 509-838-5114 + E-mail: wwpcpas@williams-webster.com

Board of Directors
Nexland, Inc.
Miami, Florida

                          Independent Auditor's Report
                          ----------------------------

We have audited the accompanying balance sheets of Nexiand, Inc. as of November 17, 1999, December 31, 1998 and 1997 and the related statements of operations and stockholder's equity, and cash flows, for the period and years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects,the financial position of Nexland, Inc. as of November 17, 1999, December 31, 1998 and 1997, and the results of its operations and its cash flows for the period and years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company's significant losses raise substantial doubt about its ability to continue as a going concern. Management's plans regarding the resolution of this issue are also discussed in Note 12. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audit was conducted for the purpose of forming an opinion must on the basic financial statements taken as a whole. The proforma financial statements on pages 11 through 15 are presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Williams & Webster, P.S.
----------------------------
Williams & Webster, P.S.
Spokane, Washington
February 24, 2000

NEXLAND, INC.
BALANCE SHEETS

                                                                                    November 17,        December 31,    December 31,
 A S S E T S                                                                            1999                1998            1997
 -----------                                                                            ----                ----            ----
       CURRENT ASSETS
            Cash                                                                      $  12,476          $    --           $    --
            Accounts receivable                                                          52,989               --                --
            Receivable from affiliated partnership                                         --                2,900             2,900
            Inventory                                                                    90,519               --                --
            Investment in Nexland LP                                                       --                  100               100
                                                                                      ---------          ---------         ---------
       TOTAL CURRENT ASSETS                                                             155,984              3,000             3,000
                                                                                      ---------          ---------         ---------

       PROPERTY AND EQUIPMENT
            Furniture and equipment                                                       8,434               --                --
            Less:  accumulated depreciation                                              (3,659)              --                --
                                                                                      ---------          ---------         ---------
       TOTAL PROPERTY AND EQUIPMENT                                                       4,775               --                --
                                                                                      ---------          ---------         ---------

       OTHER ASSETS
            Escrow and security deposits                                                 28,180               --                --
            Trademarks                                                                  211,562               --                --
                                                                                      ---------          ---------         ---------
       TOTAL OTHER ASSETS                                                               239,742               --                --
                                                                                      ---------          ---------         ---------

            TOTAL ASSETS                                                              $ 400,501          $   3,000         $   3,000
                                                                                      =========          =========         =========

L I A B I L I T I E S  &  S T O C K H O L D E R S '  E Q U I T Y

       CURRENT LIABILITIES
            Accounts payable                                                          $ 196,061          $    --           $    --
            Accured expense                                                              10,122               --                --
                                                                                      ---------          ---------         ---------
       TOTAL CURRENT LIABILITIES                                                        206,183               --                --
                                                                                      ---------          ---------         ---------

       LONG-TERM LIABILITIES
            Notes payable to shareholder                                                174,318               --                --
                                                                                      ---------          ---------         ---------
       TOTAL LIABILITIES                                                                380,501               --                --
                                                                                      ---------          ---------         ---------

       COMMITMENTS AND CONTINGENCIES                                                       --                 --                --
                                                                                      ---------          ---------         ---------

       STOCKHOLDERS' EQUITY
            Common stock, 20,000  shares authorized,
                 no par value; 20,000, 3,000 and 3,000 shares
                 issued and outstanding, respectively                                    20,000              3,000             3,000
                                                                                      ---------          ---------         ---------
            TOTAL STOCKHOLDERS' EQUITY                                                   20,000              3,000             3,000
                                                                                      ---------          ---------         ---------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 400,501          $   3,000         $   3,000
                                                                                      =========          =========         =========


The accompanying notes are an integral part of these financial statements.

NEXLAND, INC.
STATEMENTS OF OPERATIONS

                                                               Period                     Year                    Year
                                                               Ending                    Ending                  Ending
                                                            November 17,              December 31,            December 31,
                                                                1999                      1998                    1997
                                                                ----                      ----                    ----
R E V E N U E S                                                $  --                     $  --                    $  --
                                                               -------                   -------                  -------
E X P E N S E S                                                   --                        --                       --
                                                               -------                   -------                  -------
           TOTAL OPERATING EXPENSES                               --                        --                       --
                                                               -------                   -------                  -------

NET LOSS                                                       $  --                     $  --                    $  --
                                                               =======                   =======                  =======

      Basic net loss per common share                          $  nil                    $  nil                   $  nil
                                                               =======                   =======                  =======

      Weighted average number of
           common stock shares outstanding                     $20,000                   $ 3,000                  $ 3,000
                                                               =======                   =======                  =======

The accompanying notes are an integral part of these financial statements.

NEXLAND, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
                                                               Common Stock
                                                               ------------                                                Total
                                                          Number                        Additional      Accumulated    Stockholders'
                                                         of Shares         Amount     Paid-in Capital     Deficit          Equity
                                                         ---------         ------     ---------------     -------          ------
Issuance of common stock in December, 1997
      for cash at $1.00 per share                          3,000           $ 3,000          $ --            $--           $ 3,000

Income (Loss) for year ending, December, 1997               --                --              --             --              --
                                                         -------           -------          ------          ----          -------
      Balance at December 31, 1997                         3,000             3,000            --             --             3,000

Income (Loss) for year ending, December, 1998               --                --              --             --              --

                                                         -------           -------          ------          ----          -------
      Balance at December 31, 1998                         3,000             3,000            --             --             3,000

Stock exchanged for the acquisition of
      Nexland LP                                          17,000            17,000            --             --            17,000

Income (Loss)  for period ending, November 17, 1999         --                --              --             --              --
                                                         -------           -------          ------          ----          -------
      Balance at November 17, 1999                        20,000           $20,000          $ --            $--           $20,000
                                                         =======           =======          ======          ====          =======

The accompanying notes are an integral part of these financial statements.

NEXLAND, INC.
STATEMENTS OF CASH FLOWS
                                                                          Period                 Year                 Year
                                                                          Ending                Ending               Ending
                                                                        November 17,          December 31,         December 31,
                                                                           1999                  1998                 1997
                                                                           ----                  ----                 ----
Cash flows from operating activities:
       Net income (loss)                                                  $  --                $    --              $  --

       Net cash used in operating activities                                 --                     --                 --
                                                                          -------              ---------            -------
Cash flows from investing activities:
       Loans to Nexland LP                                                   --                     --               (2,900)
       Investment in Nexland LP                                              --                     --                 (100)
                                                                          -------              ---------            -------

Cash flows from financing activities:
       Issuance of stock                                                     --                     --                3,000
       Acquisition of Nexland LP                                           12,476                                      --
                                                                          -------              ---------            -------

       Net cash provided by financing activities                           12,476                   --                 --
                                                                          -------              ---------            -------

Net increase (decrease) in cash                                              --                     --                 --

Cash, beginning of period                                                    --                     --                 --
                                                                          -------              ---------            -------

Cash, end of period                                                        12,476                   --                 --
                                                                          =======              =========            =======

SUPPLEMENTAL DISCLOSURES:
       Cash paid for interest and income taxes:
            Interest                                                         --                     --                 --
                                                                          =======              =========            =======
            Income taxes                                                     --                     --                 --
                                                                          =======              =========            =======

The accompanying notes are an integral part of these financial statements.

NEXLAND, INC.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 17, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 1 - BUSINESS ORGANIZATION

Nature of Operations
--------------------
Nexland, Inc. (hereinafter "Nexland") was incorporated on December 4, 1994 under the laws of the State of Florida. From inception until November 17, 1999, Nexland was inactive. On November 15, 1999, the partners of Nexland Limited Partnership assigned all rights, title and interest in partnership assets to Nexland, Inc. in exchange for 17,000 common stock shares of Nexland, Inc. Nexland LP was formed on September 25, 1997. The activities of the partnership are reflected in the proforma financial statements. The Company is engaged in the production of internet sharing boxes.

Subsequent to November 17, 1999, Nexland, Inc. exchanged its stock in a merger-acquisition with Windstar Resources, Inc. See Note 10.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
-------------------
Nexland uses the accrual basis of accounting in accordance with generally accepted accounting principles.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising
-----------
Advertising costs are charged to operations in the year incurred.

Property, Plant and Equipment
-----------------------------
Property, plant and equipment is recorded at cost and depreciated using the straight-line method over estimated useful lives of three to seven years. Expenditures for repairs and maintenance which do not extend the useful life of the related asset are expensed as incurred.

NEXLAND, INC.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 17, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of Long-lived Assets
-------------------------------
The Company evaluates the recoverability of long-lived assets when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts.

Income Taxes
------------
No provision for taxes or tax benefit has been reported in the financial statements, as there is not a measurable means of assessing future profits or losses.

Cash and Cash Equivalents
-------------------------
The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Basic and Diluted Earnings Per Share
------------------------------------
In December 1997, the Company adopted Statement of Financial Accounting Standards Statement (SFAS) No. 128, Earnings Per Share. Basis earnings per share is computed using the weighted average number of common shares outstanding. Diluted net loss per share is the same as basic net loss per share as the inclusion of common stock equivalents would be antidilutive.

Revenue and Cash Recognition
----------------------------
Revenues and cost of revenues are recognized when services and products are furnished or delivered.

Intangibles
-----------
Intangible assets consist of trademarks pending. Trademarks will be amortized using a straight-line method over twenty years, once the trademarks are granted.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts.

NEXLAND, INC.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 17, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 3 - PROPERTY AND EQUIPMENT (CONTINUED)

Major additions and betterments are capitalized. Costs of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred. When property and equipment are retired or otherwise disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized in operations.

NOTE 4 - INVENTORY

Inventories are stated at the lower of cost or market, with cost being determined on a first-in-first out basis.

Inventories at November 17, 1999, December 31, 1998 and 1997 consist of the following:

Finished goods             $    90,519      $    --          $   --
                           ===========      ===========      ==========

NOTE 5 - LEASE COMMITMENT

Nexland leases commercial office space in Miami, Florida under a six month lease. The monthly rent is $3,000 and the lease term ends in February, 2000.

NOTE 6 - INTANGIBLE ASSETS

On November 17, 1999, Windstar Resources, Inc acquired Nexland, Inc. in a reverse acquisition accounted for as a purchase. The purchase price exceeded the net assets of Windstar and the fair value of common stock issued at the date of acquisition by $1,040,301, which was assigned to trademarks. Trademarks will be capitalized and amortized using the straight-line method over twenty years. There was no amortization expensed for the period ended November 17, 1999.

At November 17, 1999, the Company's trademark applications were still pending approval. All trademark amortization will be recorded in the period after the merger and acquisition.

NEXLAND, INC.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 17, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 7 - NOTES PAYABLE, RELATED PARTIES

Nexland has unsecured cash loans with its shareholder in the amount of $174,318 at November 17, 1999. The notes bear an interest rate equal to the applicable federal rate, which is 5.83%, are unsecured and are subject to adjustment on August 1, 2000. The terms of the notes were not finalized until after the merger with Windstar Resources, Inc. See Note 10.

NOTE 8 - COMMON  STOCK

Mr. Israel D. Sultan, the original shareholder of Nexland, was issued 3,000 shares of no par common stock for his original capital contribution of $3,000. On November 15, 1999, Nexland LP was acquired for the issuance of 17,000 shares of common stock which were valued at $211,562. This transaction included the net debt of Nexland LP assumed of $194,461 and common stock valued at $17,000, Nexland, Inc. original investment in Nexland LP of $101.

NOTE 9 - YEAR 2000

Like other companies, Nexland could be adversely affected if the computer systems it, its suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. At this time, because of the complexities involved in the issue, management cannot provide assurances that the Year 2000 issue will not have an impact on the company's operations.

The Company has reviewed its business and processing systems and believes that the majority of its systems are already Year 2000 compliant or can be made so with software updates. Based on preliminary assessments, the Company regards the costs associated with Year 2000 readiness to be immaterial.

NOTE 10 - SUBSEQUENT EVENT - MERGER /ACQUISITION

On November 17, 1999 Nexland, Inc. exchanged each of its shares of common stock for 1,475 shares of Windstar Resources, Inc. common stock shares. Nexland, Inc.'s shareholders received 29,500,000 shares of Windstar Resources, Inc. common stock. The market value of the common shares of Windstar as of the effective merger date was $0.03125 per share resulting in a value of $921,875. The acquisition valuation used this market value to arrive at the value of trademarks for the consolidated company in the proforma filings required by reporting standards of the Securities and Exchange Commission. As part of the transaction, Nexland, Inc. agreed to pay $25,000 in debts owed to certain creditors of Windstar Resources, Inc.

NEXLAND, INC.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 17, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 10 - SUBSEQUENT EVENT - MERGER /ACQUISITION (Continued)

Furthermore the Company acquired liabilities in excess of Windstar's assets of $82,551 and net equity and investment adjustments of $16,875. The value of trademarks were increased by $1,046,301 in the valuation of the components of the acquisitions.

Nexland was wholly merged into Windstar Resources, Inc. Windstar Resources, Inc. subsequently changed its name to Nexland, Inc.

NOTE 11 - ACQUISITION OPTION FOR NEXLAND SA

Nexland, Inc. has the option to purchase all the common stock shares of Nexland S.A., a French corporation. This option expires on June 30, 2000. The sale price is dependent upon a valuation preformed by an independent French accounting firm.

NOTE 12 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company and its predecessor, Nexland LP, have generated no revenues before 1999. The predecessor partnership had a net loss of $98,614 for 1999 at the time it was acquired by the Company. The Company is currently involved in a merger, which will, if successful, mitigate these factors which raise substantial doubt about the Company's ability to continue as a going concern. Management believes that significant resources will be available from private and public sources in 2000 to continue the marketing of its internet sharing devices. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management has established plans designed to increase the sales of the Company's products. Management intends to seek new capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.

NEXLAND, INC.
PROFORMA FINANCIAL INFORMATION


The following Proforma Combined Balance Sheets as of November 17, 1999 and December 31, 1998 and Proforma Combined Statements of Operations for the period ended November 17, 1999 and the year ended December 31, 1998 are audited. These proforma financial statements relate to the reverse acquisition of Windstar Resources, Inc. by Nexland, Inc. Windstar Resources, Inc., (subsequently renamed Nexland, Inc.) issued 29,500,000 shares of common stock for 100% of the outstanding common stock of Nexland, Inc.

The proforma financial information has been prepared utilizing the historical financial statements of Windstar Resources, Inc. and Nexland, Inc. and its predecessor, Nexland Limited Partnership and should be read in conjunction with the separate historical financial statements and notes thereto of these companies for the respective periods presented.

The proforma financial information is based on the purchase method of accounting and the acquisition as a reverse acquisition with the surviving company being the operating company, Nexland, Inc., previously Nexland, LP. The Proforma Combined Statements of Operations assume the acquisition had occurred at the beginning of the period presented in the statements. All intercompany accounts and transactions have been eliminated.

The proforma combined financial statements do not purport to be indicative of the financial positions and results of operations and cash flows which actually would have been obtained if the acquisition had occurred on the date indicated or the results which may be obtained in the future. The disclosures concerning the common stock and losses per share are reported based upon each entities share of the common stock at the acquisition. Therefore information is included for Nexland LP based upon the stock allocated to its respective share of Nexland, Inc.

NEXLAND, Inc.                                                                             For Presentation Purposes
PROFORMA BALANCE SHEETS                                                                        Page 1 of 2
                                                                           Windstar
                                                                          Resources, Inc.        Nexland, Inc.        Nexland, LP
 A S S E T S                                                            November 17, 1999     November 17, 1999   November 15, 1999
                                                                       -------------------    -----------------   -----------------
      CURRENT ASSETS
           Cash                                                           $     1,675           $    12,476              $ --
           Accounts receivable                                                   --                  52,989
           Inventory                                                             --                  90,519                --
                                                                          -----------           -----------              ------
      TOTAL CURRENT ASSETS                                                      1,675               155,984                --
                                                                          -----------           -----------              ------

      PROPERTY AND EQUIPMENT
           Furniture and equipment                                               --                   8,434                --
           Less:  accumulated depreciation                                       --                  (3,659)               --
                                                                          -----------           -----------              ------
      TOTAL PROPERTY AND EQUIPMENT                                               --                   4,775                --
                                                                          -----------           -----------              ------

      OTHER ASSETS
           Escrow and security deposits                                          --                  28,180                --
           Trademarks                                                            --                 211,562                --
                                                                          -----------           -----------              ------
      TOTAL OTHER ASSETS                                                         --                 239,742                --
                                                                          -----------           -----------              ------

TOTAL ASSETS                                                              $     1,675           $   400,501              $ --
                                                                          ===========           ===========              ======

L I A B I L I T I E S  &  S T O C K H O L D E R S '  E Q U I T Y

      CURRENT LIABILITIES
           Accounts payable                                               $      --             $   196,061              $ --
           Accured expense                                                     37,093                10,122                --
           Notes payable                                                       19,533                  --                  --
           Notes payable, related parties                                      27,600               174,318                --
                                                                          -----------           -----------              ------
      TOTAL CURRENT LIABILITIES                                                84,226               380,501                --
                                                                          -----------           -----------              ------

      COMMITMENTS AND CONTINGENCIES                                              --                    --                  --
                                                                          -----------           -----------              ------

      STOCKHOLDERS' EQUITY
           Preferred stock                                                       --                    --                  --
           Common stock                                                           579                20,000                --
           Additional paid in capital                                         468,485                  --                  --
           Accumulated deficit                                               (551,615)                 --                  --
                                                                          -----------           -----------              ------
      TOTAL STOCKHOLDERS' EQUITY                                              (82,551)               20,000                --
                                                                          -----------           -----------              ------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $     1,675           $   400,501              $ --
                                                                          ===========           ===========              ======

[RESTUBBED TABLE]

NEXLAND, Inc.                                                                      For Presentation Purposes
PROFORMA BALANCE SHEETS                                                                  Page 2 of 2
                                                                            Eliminations              Total
 A S S E T S
                                                                           --------------         --------------
      CURRENT ASSETS
           Cash                                                              $      --             $    14,151
           Accounts receivable                                                                          52,989
           Inventory                                                                --                  90,519
                                                                             -----------           -----------
      TOTAL CURRENT ASSETS                                                          --                 157,659
                                                                             -----------           -----------

      PROPERTY AND EQUIPMENT
           Furniture and equipment                                                  --                   8,434
           Less:  accumulated depreciation                                          --                  (3,659)
                                                                             -----------           -----------
      TOTAL PROPERTY AND EQUIPMENT                                                  --                   4,775
                                                                             -----------           -----------

      OTHER ASSETS
           Escrow and security deposits                                          (25,000)                3,180
           Trademarks                                                          1,046,301             1,257,863
                                                                             -----------           -----------
      TOTAL OTHER ASSETS                                                                             1,261,043
                                                                             -----------           -----------

TOTAL ASSETS                                                                 $ 1,021,301           $ 1,423,477
                                                                             ===========           ===========

L I A B I L I T I E S  &  S T O C K H O L D E R S '  E Q U I T Y

      CURRENT LIABILITIES
           Accounts payable                                                  $      --             $   196,061
           Accured expense                                                          --                  47,215
           Notes payable                                                            --                  19,533
           Notes payable, related parties                                           --                 201,918
                                                                             -----------           -----------
      TOTAL CURRENT LIABILITIES                                                     --                 464,727
                                                                             -----------           -----------

      COMMITMENTS AND CONTINGENCIES                                                 --                    --
                                                                             -----------           -----------

      STOCKHOLDERS' EQUITY
           Preferred stock                                                          --                    --
           Common stock                                                          (17,050)                3,529
           Additional paid in capital                                            486,736               955,221
           Accumulated deficit                                                   551,615                  --
                                                                             -----------           -----------
      TOTAL STOCKHOLDERS' EQUITY                                               1,021,301               958,750
                                                                             -----------           -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $ 1,021,301           $ 1,423,477
                                                                             ===========           ===========


The accompanying notes are an integral part of these financial statements.

NEXLAND, INC.                                             For Presentation Purposes
PROFORMA COMBINED STATEMENTS OF OPERATIONS                Page 1 of 2
                                                                                    HISTORICAL
                                                         -----------------------------------------------------------
                                                        Windstar Resources, Inc.   Nexland, Inc.      Nexland, LP
                                                            January through      January through    January through
                                                           November 17, 1999    November 17, 1999  November 15, 1999
                                                           -----------------    -----------------  -----------------
REVENUES                                                     $       --            $      --         $    196,281

COST OF REVENUES                                                     --                   --               95,136
                                                             ------------          -----------       ------------
GROSS PROFIT                                                         --                   --              101,145
                                                             ------------          -----------       ------------

EXPENSES
      Advertising                                                    --                   --               10,164
      Professional services                                       158,714                 --               15,492
      Selling and administrative expenses                          35,376                 --              181,724
      Mining claims                                                79,076                 --                 --
                                                             ------------          -----------       ------------
                 TOTAL EXPENSES                                   273,166                 --              207,380
                                                             ------------          -----------       ------------

                 OPERATING LOSS                                  (273,166)                --             (106,235)

OTHER INCOME (EXPENSE)
      Other income                                                   --                   --                 --
      Loss on sale of investments                                    --                   --                 --
      Interest expense                                            (21,893)                --                 --
                                                             ------------          -----------       ------------
                 TOTAL OTHER INCOME (EXPENSE)                     (21,893)                --                 --

LOSS BEFORE INCOME TAXES                                         (295,059)                --             (106,235)

INCOME TAX BENEFIT                                                   --                   --                 --
                                                             ------------          -----------       ------------

NET LOSS                                                     $   (295,059)         $      --         $   (106,235)
                                                             ============          ===========       ============
BASIC AND DILUTED LOSS PER COMMON SHARE                      $      (0.07)         $       nil       $        nil
                                                             ============          ===========       ============

WEIGHTED AVERAGE NUMBER OF
      COMMON STOCK SHARES OUTSTANDING                           4,162,223            4,425,000         25,075,000
                                                             ============          ===========       ============

[RESTUBBED TABLE]

NEXLAND, INC.                                               For Presentation Purposes
PROFORMA COMBINED STATEMENTS OF OPERATIONS                  Page 2 of 2
                                                                       PROFORMA
                                                                       --------
                                                            Eliminations            Total
                                                            ------------            -----
REVENUES                                                                       $    196,281

COST OF REVENUES                                                                     95,136
                                                               --------        ------------
GROSS PROFIT                                                                        101,145
                                                                               ------------

EXPENSES
      Advertising                                                                    10,164
      Professional services                                                         174,206
      Selling and administrative expenses                                           217,100
      Mining claims                                                                  79,076
                                                                               ------------
                 TOTAL EXPENSES                                                     480,546
                                                                               ------------

                 OPERATING INCOME (LOSS)                                           (379,401)

OTHER INCOME (EXPENSE)
      Other income                                                                     --
      Loss on sale of investments                                                      --
      Interest expense                                                              (21,893)
                                                               --------        ------------
                 TOTAL OTHER INCOME (EXPENSE)                                       (21,893)

INCOME (LOSS) BEFORE INCOME TAXES                                                  (401,294)

INCOME TAX BENEFIT                                                                     --
                                                               --------        ------------

NET (INCOME) LOSS                                                              $   (401,294)
                                                               ========        ============
BASIC AND DILUTED LOSS PER COMMON SHARE                                        $      (0.01)
                                                               ========        ============

WEIGHTED AVERAGE NUMBER OF
      COMMON STOCK SHARES OUTSTANDING                                            33,662,223
                                                               ========        ============

   The accompanying notes are an integral part of these financial statements.

NEXLAND, INC.                                                       For Presentation Purposes
PROFORMA BALANCE SHEETS                                             Page 1 of 2
                                                                        Windstar
                                                                     Resources, Inc.             Nexland, Inc.       Nexland, LP
 A S S E T S                                                        December 31, 1998         December 31, 1998   December 31, 1998
                                                                    -----------------         -----------------   -----------------
       CURRENT ASSETS
            Cash                                                       $   1,744                $    --               $      23
            Receivable from affiliated partner                              --                      2,900                  --
            Inventory                                                       --                       --                   7,643
            Investment in Nexland LP                                        --                        100                  --
                                                                       ---------                ---------             ---------
       TOTAL CURRENT ASSETS                                                1,744                    3,000                 7,666
                                                                       ---------                ---------             ---------

       PROPERTY AND EQUIPMENT
            Furniture and equipment                                         --                       --                   6,183
            Less:  accumulated depreciation                                 --                       --                  (1,943)
                                                                       ---------                ---------             ---------
       TOTAL PROPERTY AND EQUIPMENT                                         --                       --                   4,240
                                                                       ---------                ---------             ---------

       OTHER ASSETS
            Organizatonal costs, net                                         274                     --                    --
            Mining claims                                                 79,076                     --                    --
            Trademarks                                                      --                       --                    --
                                                                       ---------                ---------             ---------
       TOTAL OTHER ASSETS                                                 79,350                     --                    --
                                                                       ---------                ---------             ---------

TOTAL ASSETS                                                           $  81,094                $   3,000             $  11,906
                                                                       =========                =========             =========



L I A B I L I T I E S  &   S T O C K H O L D E R S '  E Q U I T Y

       CURRENT LIABILITIES
            Accounts payable                                           $  21,637                $    --               $   7,643
            Accured expense                                              107,435                     --                   3,153
            Notes payable                                                 53,417                     --                    --
            Notes payable, related parties                                27,600                     --                  87,136
                                                                       ---------                ---------             ---------
       TOTAL CURRENT LIABILITIES                                         210,089                     --                  97,932
                                                                       ---------                ---------             ---------

       COMMITMENTS AND CONTINGENCIES                                        --                       --                    --
                                                                       ---------                ---------             ---------

       STOCKHOLDER'S EQUITY
            Preferred stock                                                 --                       --                    --
            Common stock                                                     421                    3,000                  --
            Additional paid in capital                                   162,760                     --                    --
            Accumulated deficit                                         (292,176)                    --                 (86,026)
                                                                       ---------                ---------             ---------
       TOTAL STOCKHOLDERS' EQUITY                                       (128,995)                   3,000               (86,026)
                                                                       ---------                ---------             ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $  81,094                $   3,000             $  11,906
                                                                       =========                =========             =========

[RESTUBBED TABLE]

NEXLAND, INC.                                                                    For Presentation Purposes
PROFORMA BALANCE SHEETS                                                          Page 2 of 2
                                                                                 Eliminations             Total
 A S S E T S
                                                                                --------------        ------------
       CURRENT ASSETS
            Cash                                                                   $    --             $   1,767
            Receivable from affiliated partner                                          --                 2,900
            Inventory                                                                   --                 7,643
            Investment in Nexland LP                                                    --                   100
                                                                                   ---------           ---------
       TOTAL CURRENT ASSETS                                                             --                12,410
                                                                                   ---------           ---------

       PROPERTY AND EQUIPMENT
            Furniture and equipment                                                     --                 6,183
            Less:  accumulated depreciation                                             --                (1,943)
                                                                                   ---------           ---------
       TOTAL PROPERTY AND EQUIPMENT                                                     --                 4,240
                                                                                   ---------           ---------

       OTHER ASSETS
            Organizatonal costs, net                                                    --                   274
            Mining claims                                                               --                79,076
            Trademarks                                                                  --                  --
                                                                                   ---------           ---------
       TOTAL OTHER ASSETS                                                                                 79,350
                                                                                   ---------           ---------

TOTAL ASSETS                                                                       $    --             $  96,000
                                                                                   =========           =========

L I A B I L I T I E S  &   S T O C K H O L D E R S '  E Q U I T Y

       CURRENT LIABILITIES
            Accounts payable                                                       $    --             $  29,280
            Accured expense                                                             --               110,588
            Notes payable                                                               --                53,417
            Notes payable, related parties                                              --               114,736
                                                                                   ---------           ---------
       TOTAL CURRENT LIABILITIES                                                        --               308,021
                                                                                   ---------           ---------

       COMMITMENTS AND CONTINGENCIES                                                    --                  --
                                                                                   ---------           ---------

       STOCKHOLDER'S EQUITY
            Preferred stock                                                             --                  --
            Common stock                                                                --                 3,421
            Additional paid in capital                                                  --               162,760
            Accumulated deficit                                                         --              (378,202)
                                                                                   ---------           ---------
       TOTAL STOCKHOLDERS' EQUITY                                                       --              (212,021)
                                                                                   ---------           ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $    --             $  96,000
                                                                                   =========           =========


   The accompanying notes are an integral part of these financial statements.

NEXLAND, INC.
PROFORMA COMBINED STATEMENTS OF OPERATIONS
                                                                          HISTORICAL                               PROFORMA
                                               -----------------------------------------------------------         --------
                                               Windstar Resources, Inc.   Nexland, Inc.     Nexland, LP
                                                      Year Ended          Year Ended        Year Ended
                                                  December 31, 1998    December 31, 1998 December 31, 1998  Eliminations  Total
                                                  -----------------    ----------------- -----------------  ------------  -----
REVENUES                                             $     --            $     --        $       --                     $      --

COST OF REVENUES                                           --                  --                --                            --
                                                     ----------          ----------      ------------          -----    -----------
GROSS PROFIT                                               --                  --                --                            --
                                                     ----------          ----------      ------------                   -----------

EXPENSES
      Advertising                                          --                  --               3,354                         3,354
      Professional services                              33,006                --              42,814                        75,820
      Selling and administrative expenses               112,021                --              53,734                       165,755
                                                     ----------          ----------      ------------                   -----------
                  TOTAL EXPENSES                        145,027                --              99,902                       244,929
                                                     ==========          ==========      ============          =====    ===========

                  OPERATING LOSS                       (145,027)               --             (99,902)                     (244,929)

OTHER INCOME (EXPENSE)
      Other income                                         --                  --                --                            --
      Loss on sale of investments                          --                  --                --                            --
      Interest expense                                  (15,637)               --                --                         (15,637)
                                                     ----------          ----------      ------------          -----    -----------
                  TOTAL OTHER INCOME (EXPENSE)          (15,637)               --                --                         (15,637)

LOSS BEFORE INCOME TAXES                               (160,664)               --             (99,902)                     (260,566)

INCOME TAX BENEFIT                                         --                  --                --                            --
                                                     ----------          ----------      ------------          -----    -----------

NET LOSS                                             $ (160,664)         $     --        $    (99,902)                  $  (260,566)
                                                     ==========          ==========      ============          =====    ===========
BASIC AND DILUTED LOSS PER COMMON SHARE              $    (0.04)         $      nil      $        nil                   $     (0.01)
                                                     ==========          ==========      ============          =====    ===========

WEIGHTED AVERAGE NUMBER OF
      COMMON STOCK SHARES OUTSTANDING                 4,162,223           4,425,000        25,075,000                    33,662,223
                                                     ==========          ==========      ============          =====    ===========

The accompanying notes are an integral part of these financial statements.

                           NEXLAND LIMITED PARTNERSHIP
                              Financial Statements


                 For the period ended November 15, 1999 and For
                   the years ended December 31, 1998 and 1997


                            WILLIAMS & WEBSTER, P.S.
                          Certified Public Accountants
                        Bank of America Financial Center
                           W 601 Riverside, Suite 1940
                                Spokane, WA 99201
                                 (509) 838-5111

                           NEXLAND LIMITED PARTNERSHIP

                                TABLE OF CONTENTS

INDEPENDENT AUDITOR'S REPORT                                             1

FINANCIAL STATEMENTS

         Balance Sheets                                                  2

         Statements of Operations and Partners' Capital (Deficit)        3

         Statements of Cash Flows                                        4

NOTES TO FINANCIAL STATEMENTS                                            5

[GRAPHIC OMITTED]
Williams & Webster, PS.
Certified Public Accountants

                            Williams & Webster, P.S.
               Certified Public Accountants & Business Consultants
 Bank of America Financial Center + 601 W. Riverside, Suite 1940 + Spokane, WA 99201-0611 509-838-5111 Fax: 509-838-5114 + E-mail: wwpcpas@williams-webster.com

General Partner
Nexland Limited Partnership
Miami, Florida

                          Independent Auditor's Report
                          ----------------------------

We have audited the accompanying balance sheets of Nexland Limited Partnership as of November 15, 1999, December 31, 1998 and 1997 and the related statements of operations and partner's capital (deficit), and cash flows, for the period and years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexland Limited Partnership as of November 15, 1999, December 31, 1998 and 1997, and the results of its operations and its cash flows for the period and years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company's significant losses raise substantial doubt about its ability to continue as a going concern. Management's plans regarding the resolution of this issue are also discussed in Note 12. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Williams & Webster, P.S.
----------------------------
Williams & Webster, P.S.
Spokane, Washington
February 24, 2000

NEXLAND LIMITED PARTNERSHIP
BALANCE SHEETS
                                                                        November 15,      December 31,      December 31,
                                                                            1999             1998               1997
                                                                            ----             ----               ----
 A S S E T S
       CURRENT ASSETS
            Cash                                                         $  12,476          $      23          $   9,540
            Accounts receivable                                             52,989               --                 --
            Inventory                                                       90,519              7,643               --
                                                                         ---------          ---------          ---------
                 TOTAL CURRENT ASSETS                                      155,984              7,666              9,540
                                                                         ---------          ---------          ---------

       PROPERTY AND EQUIPMENT
            Furniture and equipment                                          8,434              6,183              5,651
            Less:  accumulated depreciation and amortization                (3,659)            (1,943)              (415)
                                                                         ---------          ---------          ---------
                 TOTAL PROPERTY AND EQUIPMENT                                4,775              4,240              5,236
                                                                         ---------          ---------          ---------

       OTHER ASSETS
            Escrow deposit                                                  25,000               --                 --
            Security deposit                                                 3,180               --                 --
                                                                         ---------          ---------          ---------
                 TOTAL OTHER ASSETS                                         28,180               --                 --
                                                                         ---------          ---------          ---------

            TOTAL ASSETS                                                 $ 188,939          $  11,906          $  14,776
                                                                         =========          =========          =========

L I A B I L I T I E S  &  P A R T N E R S'   C A P I T A L
       CURRENT LIABILITIES
            Accounts payable                                             $ 196,060          $   7,643          $    --
            Accrued expenses                                                10,122              2,453                200
            Advance from related party                                       2,900              2,900              2,900
            Notes payable to partner                                       174,318             87,136               --
                                                                         ---------          ---------          ---------
                 TOTAL CURRENT LIABILITIES                                 383,900            100,132              3,100
                                                                         ---------          ---------          ---------

       COMMITMENTS AND CONTINGENCIES                                          --                 --                 --
                                                                         ---------          ---------          ---------

       PARTNERS' CAPITAL                                                  (194,461)           (88,226)            11,676
                                                                         ---------          ---------          ---------

            TOTAL LIABILITIES AND PARTNERS' CAPITAL                      $ 188,939          $  11,906          $  14,776
                                                                         =========          =========          =========

The accompanying notes are an integral part of these financial statements.

NEXLAND LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS AND PARTNERS' CAPITAL (DEFICIT)
For the Period Ended November 15, 1999 and
For the Years Ended December 31, 1998 and 1997
                                                                                  1999                  1998                 1997
                                                                                ---------            ---------            ---------
R E V E N U E S                                                                 $ 196,281            $    --              $    --

COST OF REVENUES                                                                   95,136                 --                   --
                                                                                ---------            ---------            ---------

GROSS PROFIT                                                                      101,145                 --                   --
                                                                                ---------            ---------            ---------

E X P E N S E S
       Advertising                                                                 10,164                3,354                6,698
       Administrative expenses                                                    181,724               53,734               25,750
       Professional fees                                                           15,492               42,814               20,876
                                                                                ---------            ---------            ---------
            TOTAL EXPENSES                                                        207,380               99,902               53,324
                                                                                ---------            ---------            ---------


NET LOSS                                                                         (106,235)             (99,902)             (53,324)

PARTNERS' CAPITAL (DEFICIT), BEGINNING BALANCE                                    (88,226)              11,676                 --

PARTNERS' CAPITAL CONTRIBUTION                                                       --                   --                 65,000
                                                                                ---------            ---------            ---------

PARTNERS' CAPITAL (DEFICIT), ENDING BALANCE                                     $(194,461)           $ (88,226)           $  11,676
                                                                                =========            =========            =========

   The accompanying notes are an integral part of these financial statements.

 NEXLAND LIMITED PARTNERSHIP
 STATEMENTS OF CASH FLOWS
 For the Period Ended November 15, 1999 and
 For the Years Ended December 31, 1998 and 1997
                                                                                    1999              1998              1997
                                                                                    ----              ----              ----
Cash flows from operating activities:
      Net loss                                                                   $(106,235)        $ (99,902)        $ (53,324)
      Adjustments to reconcile net loss
           to net cash provided (used) by operating activities:
                Depreciation and amortization                                        1,716             1,528               415
           Decrease (Increase) in :
                Accounts receivable                                                (52,989)             --                --
                Inventory                                                          (82,876)           (7,643)             --
                Prepaids and other assets                                          (28,180)             --                --
           Increase (Decrease) in :
                Accounts payable                                                   188,417             7,643              --
                Accrued expenses                                                     7,662             2,253               200
                                                                                 ---------         ---------         ---------
           Net cash provided (used) in operating activities                        (72,485)          (96,121)          (52,709)
                                                                                 ---------         ---------         ---------

Cash flows from investing activities:
      Purchase of property and equipment                                            (2,244)             (578)           (5,651)
      Cash contributed by partners                                                  87,182            87,182            65,000
                                                                                 ---------         ---------         ---------
           Net cash provided (used) in investing activities                         84,938            86,604            59,349
                                                                                 ---------         ---------         ---------

Cash flows from financing activities:
      Advance from related party                                                      --                --               2,900
                                                                                 ---------         ---------         ---------
           Net cash provided (used) in financing activities                           --                --               2,900
                                                                                 ---------         ---------         ---------

Net increase (decrease) in cash                                                     12,453            (9,517)            9,540

Cash, beginning of period                                                               23             9,540              --
                                                                                 ---------         ---------         ---------

Cash, end of period                                                              $  12,476         $      23         $   9,540
                                                                                 =========         =========         =========

SUPPLEMENTAL DISCLOSURES:
      Cash paid for:
           Interest                                                              $    --           $    --           $    --
                                                                                 =========         =========         =========


   The accompanying notes are an integral part of these financial statements.

NEXLAND LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 15, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 1 - BUSINESS ORGANIZATION

Nature of Operations
--------------------
Nexland Limited Partnership (hereinafter "Nexland LP") was formed on September 27, 1997 under the laws of the State of Florida. Nexland LP has engaged in the production of internet sharing boxes. From inception until November 15, 1999, Nexland LP was actively engaged in the development and marketing of the internet sharing activities. On November 15, 1999, the partners of Nexland LP assigned all rights, title and interest in partnership assets to Nexland, Inc. in exchange for 17,000 common stock shares of Nexland, Inc.

Subsequent to November 17, 1999, Nexland, Inc. exchanged its stock in a merger-acquisition with Windstar Resources, Inc. See Note 10.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
-------------------
Nexland LP uses the accrual basis of accounting in accordance with generally accepted accounting principles.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising
-----------
Advertising costs are charged to operations in the year incurred.

Property, Plant and Equipment
-----------------------------
Property, plant and equipment is recorded at cost and depreciated using the straight-line method over estimated useful lives of three to seven years. Expenditures for repairs and maintenance which do not extend the useful life of the related asset are expensed as incurred.

Impairment of Long-lived Assets
-------------------------------
The Company evaluates the recoverability of long-lived assets when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts.

NEXLAND LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 15, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes
------------
All tax effects of the Partnership's income or loss are passed through to the partners individually, and as such, no income taxes are provided for in the financial statements.

Cash and Cash Equivalents
-------------------------
The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Revenue and Cash Recognition
----------------------------
Revenues and cost of revenues are recognized when services and products are furnished or delivered.

Trademarks
----------
Trademarks will be amortized using a straight-line method over twenty years once the trademarks are legally granted.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts.

Major additions and betterments are capitalized. Costs of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred. When property and equipment are retired or otherwise disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized in operations.

NOTE 4 - INVENTORY

Inventories are stated at the lower of cost or market, with cost being determined on a first-in-first out basis.

Inventories of finished goods at November 17, 1999 were $90,519. The Company did not maintain an inventory prior to 1999.

NOTE 5 - LEASE COMMITMENT

Nexland leases commercial office space in Miami, Florida under a six month lease. The monthly rent is $3,000 and the lease term ends in February, 2000.

NEXLAND LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 15, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 6 - INTANGIBLE ASSETS

On November 15, 1999, Nexland, Inc. acquired Nexland LP in a merger, accounted for as a purchase. The purchase price exceeded the net assets of Nexland LP. At the date of acquisition, the Partnership's capital deficit was $194,461 and the common stock in Nexland, Inc. was 17,000 shares valued at a dollar per share. A valuation of $211,562 was assigned to trademarks. Trademarks will be capitalized and amortized using the straight-line method over twenty years. Amortization will not begin until the trademarks have been granted.

All trademark amortization will be recorded in the period after the merger and acquisition.

NOTE 7 - NOTES PAYABLE, RELATED PARTIES

Nexland LP has unsecured cash loans with its shareholder in the amounts of $174,318 and $87,136 at November 15, 1999 and December 31, 1998 respectively. The notes bear an interest rate equal to the applicable federal rate, (which is 5.83%), are unsecured and are subject to adjustment on August 1, 2000. The loan was not finalized until after the merger with Nexland, Inc. Accrued interest at November 30, 1999 and December 31, 1998 was $9,821 and $2,200, respectively.

Nexland LP received an unsecured, noninterest-bearing advance from Nexland, Inc. in 1997 of $2,900.

NOTE 8 - PARTNERS' CAPITAL

The original partners contributed $65,000 as the initial capital of Nexland LP. All further funding was from loans from related parties. See Note 7.

NOTE 9 - YEAR 2000

Like other companies, Nexland could be adversely affected if the computer systems it, its suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. At this time, because of the complexities involved in the issue, management cannot provide assurances that the Year 2000 issue will not have an impact on the company's operations.

The Company has reviewed its business and processing systems and believes that the majority of its systems are already Year 2000 compliant or can be made so with software updates. Based on preliminary assessments, the Company regards the costs associated with Year 2000 readiness to be immaterial.

NEXLAND LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
For the Period Ended November 15, 1999
For the Years Ended December 31, 1998 and 1997

NOTE 10 - SUBSEQUENT EVENT - MERGER /ACQUISITION

On November 17, 1999 Nexland, Inc. exchanged each of its shares of common stock for 1,475 shares of Windstar Resources, Inc. common stock shares. Nexland, Inc.'s shareholders received 29,500,000 shares of Windstar Resources, Inc. common stock. The market value of the common shares of Windstar as of the effective merger date was $0.03125 per share. The acquisition valuation used this market value to arrive at the value of trademarks for the consolidated company in the proforma filings required by reporting standards of the Securities and Exchange Commission. As part of the transaction, Nexland, Inc. agreed to pay $25,000 in debts owed to certain creditors of Windstar Resource, Inc.

Nexland was wholly merged into Windstar Resources, Inc and Windstar Resources, Inc. subsequently changed its name to Nexland, Inc.

NOTE 11 - ACQUISITION OPTION FOR NEXLAND SA

Nexland, Inc. has the option to purchase all the common stock shares of Nexland S.A., a French corporation. This option expires on June 30, 2000. The sales price is dependent upon a valuation performed by an independent French accounting firm.

NOTE 12 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company would continue as a going concern.

As shown in the accompanying financial statements, the Company had not generated any significant revenues before 1999. Although revenues were generated in 1999, the net loss was $106,235 for the period ending November 15, 1999. The Company is currently involved in a merger, which will, if successful, mitigate these factors which raise substantial doubt about the Company's ability to continue as a going concern. Management believes that significant resources will be available from private and public sources in 2000 to continue the marketing of its internet sharing devices. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management has established plans designed to increase the sales of the Company's products. Management intends to seek new capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.

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